Parametric Commodity Strategy Fund

Supplement to Summary Prospectus and Prospectus dated May 1, 2024

The following changes are effective July 1, 2024:

1. The portfolio management team for Parametric Commodity Strategy Fund is as follows:

Gregory J. Liebl, Executive Director of Morgan Stanley and Director, Investment Strategy at Parametric, has managed the Fund since May 2018.

Thomas C. Seto, Managing Director of Morgan Stanley and Head of Investment Management at Parametric, has managed the Fund since its inception in May 2011. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

Adam Swinney, Vice President of Morgan Stanley and Investment Strategist at Parametric, has managed the Fund since July 1, 2024.

2. The following replaces the seventh paragraph under “Management.” in “Management and Organization” in the Fund’s Prospectus:

The Fund is managed by a team of portfolio managers from Parametric, who are primarily responsible for the day-to-day management of the Fund’s portfolio. The members of the team are Gregory J. Liebl, Thomas C. Seto and Adam Swinney. Mr. Seto has been a portfolio manager of the Fund since May 25, 2011 (commencement of operations), Mr. Liebl has been a portfolio manager of the Fund since May 1, 2018 and Mr. Swinney has been a portfolio manager of the Fund since July 1, 2024. Mr. Seto is currently a Managing Director of Morgan Stanley and Head of Investment Management at Parametric and was previously Director of Portfolio Management at Parametric for more than five years. Mr. Liebl is an Executive Director of Morgan Stanley and Director of Investment Strategy at Parametric and has been an employee of Parametric for more than five years. Mr. Swinney is a Vice President of Morgan Stanley and Investment Strategist at Parametric and has been an employee of Parametric for more than five years. Messrs. Liebl and Seto also manage other Eaton Vance funds and have been employees of the Eaton Vance organization for more than five years. Mr. Seto intends to retire and will no longer serve as a Portfolio Manager of the Fund after December 31, 2024.

June 6, 2024	43779 6.6.24